SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                               -------------------


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: April 7, 2003


Commission          Exact name of registrant as specified in its charter  State of        I.R.S. Employer
File Number         and principal office address and telephone number     Incorporation   ID. Number

1-1217              Consolidated Edison Company                           New York        13-5009340
                    of New York, Inc.
                    4 Irving Place, New York, New York 10003
                    (212) 460-4600


                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

On April 7, 2003, Consolidated Edison Company of New York, Inc. (the "Company") completed, pursuant to an underwriting agreement, dated April 7, 2003, between the Company and Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the underwriters named therein, the sale of $175 million aggregate principal amount of the Company's 5.875% Debentures, Series 2003 A (the "Debentures"). The Debentures were registered under the Securities Act of 1933 (the "Act") pursuant to Registration Statement on Form S-3 (No. 333-101227) relating to $950 million aggregate principal amount of unsecured debt securities.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

1       Underwriting Agreement relating to the Debentures.

4       Form of Debenture.

5       Opinion and consent of Peter A. Irwin, Esq.,
          Vice President, Legal Services.

23      Consent of Peter A. Irwin, Esq., Vice President,
         Legal Services (included as part of Exhibit 5).




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                                      - 3 -


                                    SIGNATURE





        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CONSOLIDATED EDISON COMPANY
                                OF NEW YORK, INC.



                               By /s/  Robert P. Stelben
                                       Robert P. Stelben
                                       Vice President and Treasurer



DATE: April 10, 2003


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                                      - 4 -


                                Index to Exhibits

                                                            Sequential Page
                                                            Number at which
Exhibit               Description                           Exhibit Begins


1       Underwriting Agreement relating to the Debentures.

4       Form of Debenture.

5       Opinion and consent of Peter A. Irwin, Esq.,
          Vice President, Legal Services.

23      Consent of Peter A. Irwin, Esq., Vice President,
         Legal Services (included as part of Exhibit 5).